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                               TAX-EXEMPT
                               MONEY MARKET FUND
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   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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   THE DATE OF THIS

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   P     R     O     S     P     E    C     T     U     S
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                                              MAY 1, 2005


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                                       1
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CONTENTS
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OVERVIEW OF THE FUND

What is the Tax-Exempt Money Market Fund?................................... 4

     Objective.............................................................. 4

     Principal Investment Strategies........................................ 4

     Principal Risks........................................................ 4

Who should consider buying the Tax-Exempt Money Market Fund?................ 5

How has the Tax-Exempt Money Market Fund performed?......................... 6

What are the fees and expenses of the Tax-Exempt Money Market Fund?......... 7


THE FUND IN DETAIL

What are the Tax-Exempt Money Market Fund's
objective, principal investment strategies, and principal risks?............ 9

Who manages the Tax-Exempt Money Market Fund?.............................. 11

BUYING AND SELLING SHARES

How and when does the Fund price its shares?............................... 12

How do I buy shares?....................................................... 12

What are the sales charges?................................................ 13

Are sales charge discounts available?...................................... 14

How do I sell shares?.......................................................16

Can I exchange my shares for the shares of other First Investors Funds?.... 17


ACCOUNT POLICIES

What about dividends and capital gain distributions?......................  18

What about taxes?.......................................................... 18

How do I obtain a complete explanation of all account privileges and policies?...............................................................19

FINANCIAL HIGHLIGHTS ...................................................... 20


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                                        3
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OVERVIEW OF THE FUND
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WHAT IS THE TAX-EXEMPT MONEY MARKET FUND?


Objective:

The Fund seeks to earn a high rate of current income that is exempt from federal income tax, including the federal alternative minimum tax ("AMT"), consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests in high-quality, short-term municipal securities that are determined by the Fund's Adviser to present minimal credit risk. The Fund attempts to limit its investments to instruments which pay interest that is exempt from federal income tax, including the AMT. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar-weighted average maturity of the entire portfolio, and diversification requirements.

Principal Risks:

While money market funds are designed to be relatively low-risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all similar money market funds:

|X| The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments or a credit downgrade of one of the Fund's investments.

|X| The Fund's NAV could decline (below $1.00 per share) if there is a major change in interest rates.

|X|  The Fund's yield will decline as interest rates decline.

|X| There is also the risk that interest on municipal debt could be declared taxable at the federal, state or local level.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO SHOULD CONSIDER BUYING THE TAX-EXEMPT MONEY MARKET FUND?

The Tax-Exempt Money Market Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile, but also a lower yield than funds which invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

|X| Are seeking income that is exempt from federal income tax, including the AMT, and

|X| Are seeking a conservative investment that provides a high degree of credit quality.

The Tax-Exempt Money Market Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

You should keep in mind that the Fund is not a complete investment program. For most investors, a complete program should include stock, bond and money market funds. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program could result in a loss.

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HOW HAS THE TAX-EXEMPT MONEY MARKET FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses.



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                          TAX-EXEMPT MONEY MARKET FUND

[BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

1995    1996    1997     1998    1999    2000    2001    2002    2003    2004

3.24%   2.85%   3.00%    2.77%   2.61%   3.43%   2.17%   0.81%   0.34%   0.51%
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DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 0.91% (FOR THE
QUARTER ENDED DECEMBER 31, 2000), AND THE LOWEST QUARTERLY RETURN WAS 0.06% (FOR THE QUARTER ENDED SEPTEMBER 30, 2003).

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The following table shows the average annual total returns for Class A shares and Class B shares. The returns are based upon the assumption that dividends and other distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

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                                                                        Class B
                                                        Class A         (Life of
                           1 Year      5 Years        (10 Years)        Class*)
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Class A Shares             0.51%        1.44%            2.17%            N/A
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Class B Shares            -4.00%        0.44%             N/A            1.53%
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*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95.


WHAT ARE THE FEES AND EXPENSES OF THE TAX-EXEMPT MONEY MARKET FUND?


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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Shareholder fees
(fees paid directly from your investment)      Class A Shares    Class B Shares*
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Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)      None                None
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Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                         None                4.00%**
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*CLASS B SHARES OF THE TAX-EXEMPT MONEY MARKET FUND ARE NOT AVAILABLE FOR DIRECT
INVESTMENT. THEY MAY BE ACQUIRED ONLY THROUGH AN EXCHANGE FROM THE CLASS B
SHARES OF ANOTHER FIRST INVESTORS FUND. WHILE AN EXCHANGE WILL BE PROCESSED AT THE RELATIVE NAVS OF THE SHARES INVOLVED, ANY CDSC ON THE SHARES BEING EXCHANGED WILL CARRY OVER TO THE NEW SHARES.

** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
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                                                 Total
                        Distribution            Annual
                         and Service             Fund
            Management     (12b-1)    Other    Operating      Fee         Net
               Fees         Fees    Expenses   Expenses     Waivers    Expenses
                (1)                    (2)        (2)         (1)         (2)
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Class A
Shares         0.50%        0.00%     0.74%      1.24%       0.44%       0.80%
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Class B
Shares         0.50%        0.75%     0.74%      1.99%       0.44%       1.55%

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(1) THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF
DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005 TO THE EXTENT THAT TOTAL ANNUAL FUND OPERATING EXPENSES EXCEED 0.80% FOR CLASS A SHARES AND 1.55% FOR CLASS B SHARES. THE BOARD MAY CHANGE OR ELIMINATE THIS FEE WAIVER AT ANY TIME.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:


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                              One Year     Three Years   Five Years    Ten Years
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If you redeem your shares:
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Class A shares                  $82           $350          $639       $1,461
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Class B shares                 $558           $882        $1,232       $2,087*
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If you do not redeem your shares:
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Class A shares                  $82           $350          $639       $1,461
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Class B shares                 $158           $582        $1,032       $2,087*
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*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

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THE FUND IN DETAIL
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WHAT ARE THE TAX-EXEMPT MONEY MARKET FUND'S OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income that is exempt from federal income tax, including the AMT, consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests in high-quality, short-term municipal securities that are determined by the Fund's Adviser to present minimal credit risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or, if unrated, be determined by the Fund's Adviser to be of a quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests significantly in variable rate demand notes and bonds. These investments may have maturities of more than 397 days, but have demand features, which allow the holder to demand payment of principal, plus accrued interest within a period of 397 days or less. The demand features have the effect of reducing the maturities of the instruments and qualifying them as eligible investments for the Fund. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the Fund's income when interest rates fall.

The Fund also buys investments backed by credit enhancements, such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the Fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. A risk of investing in investments backed by a letter of credit is that the company issuing the letter of credit will not be able to fulfill its obligations to the Fund.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's cash flow generating capabilities, the issuer's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund may consider the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 per share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of investing in the Tax-Exempt Money Market Fund:

Credit Risk:

The value of a debt instrument held by the Fund will decline if there is a default by the issuer of the instrument or there is a deterioration in the credit quality of the issuer or a provider of a credit support or a maturity-shortening structure for the instrument. This could cause the Fund's price to decline below $1.00 per share.

A municipal issuer's ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, including but not limited to:

     (i) A downturn in the national or local economy;

     (ii) Adverse political or regulatory developments at the state or federal level;

     (iii) Erosion of taxes or other revenues supporting debt obligations;

     (iv) Constitutional, legislative, executive or voter-initiated limits on borrowing, spending, or raising taxes;

     (v)  Natural disasters, terrorist acts, or energy shortages;

     (vi) Litigation, including potential lawsuits challenging the Constitutionality or legality of the issuance of municipal debt; and

     (vii) In the case of revenue bonds, failure of the revenue generated to meet levels sufficient to satisfy debt obligations.

The amount of information about the financial condition of issuers of tax exempt debt is generally not as extensive as that which is made available by issuers of taxable debt.

Interest Rate Risk:

The Fund's share price could decline below $1.00 per share because of a change in interest rates. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline, and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Yield Risk:

The yields received by the Fund on its investments will decline as interest rates decline.

Other Risks:

There is also the risk that interest on municipal debt could be declared taxable at the federal, state or local level due to, among other things, a change in the law, an Internal Revenue Service ruling, or a judicial decision, such as a holding that debt was issued in violation of a Constitutional or statutory requirement.

WHO MANAGES THE TAX-EXEMPT MONEY MARKET FUND?

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of December 31, 2004, FIMCO served as investment adviser to 49 mutual funds or series of funds with total net assets of approximately $6.6 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended December 31, 2004, FIMCO received advisory fees, net of waiver (if any), of -0.03% of the Fund's average daily net assets.

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BUYING AND SELLING SHARES
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HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

The Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a registered representative of First Investors Corporation or through another authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. Subsequent investments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open a Fund account with small monthly payments. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Edison, N.J. offices in good order, as described in the Shareholder Manual, by the close of regular trading on the NYSE, your transaction will be priced at that day's NAV plus any applicable sales charge ("offering price"). If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price provided that your order is received by our Edison, N.J. offices by our processing deadline. Orders placed after the close of regular trading on the NYSE, or received in our Edison, N.J. offices after our processing deadline, will be priced at the next Business Day's offering price. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHAT ARE THE SALES CHARGES?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures.

Class A shares are available through direct investment or an exchange from the Class A shares of another First Investors Fund. Class A shares are sold at NAV without any initial or deferred sales charge.

Class B shares are not available for direct investment. They may be acquired only through an exchange from the Class B shares of another First Investors Fund. While an exchange will be processed at the relative NAVs of the shares involved, any contingent deferred sales charge ("CDSC") on the shares being exchanged will carry over to the new shares.

The following table describes the CDSC for Class B shares. As described in the Shareholder Manual, sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups.


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                                 CLASS B SHARES*

Class B shares are sold at net asset value without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.
                                        CDSC AS A PERCENTAGE OF PURCHASE PRICE
YEAR OF REDEMPTION                               OR NAV AT REDEMPTION
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Within the 1st or 2nd year                                 4%
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Within the 3rd or 4th year                                 3
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In the 5th year                                            2
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In the 6th year                                            1
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Within the 7th year and 8th year                           0
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* THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF
DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC. AS FURTHER DESCRIBED IN THE SHAREHOLDER MANUAL, ANY APPLICABLE CDSC'S MAY ALSO BE WAIVED UNDER CERTAIN CIRCUMSTANCES.


The Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

ARE SALES CHARGE DISCOUNTS AVAILABLE?

You may qualify for Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge. (Class A shares of our money market Funds are not counted for ROA purposes if they were purchased directly without a sales charge.) Thus, for example, if you already own shares of First Investors Funds on which you have paid sales charges and those shares are worth $100,000, based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. You can also add to your LOI all Eligible Accounts which share your address of record at the time you enter into the LOI. You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts. You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

We will also reduce or waive sales charges and CDSCs in the following circumstances. Discounts on Class A share sales charges are available for group retirement plans and certain unit investment trust holders. Sales charges on Class A shares are waived on reinvestments of dividends and distributions, investments by certain qualified retirement plans, investments that are made to repay loans from retirement accounts, certain reinvestments of redemptions that have been made within six months, and investments by current and former associates of FIMCO or its affiliates and certain of their family members. CDSCs on Class A and Class B shares are waived for certain redemptions on the death or disability of all account owners, distributions from retirement plans due to plan termination, redemptions to remove excess contributions to IRAs and other retirement plan accounts, redemptions that are made because an account has fallen below our minimum account size or to pay account fees, certain redemptions that are made to satisfy required minimum distribution requirements from retirement accounts, and redemptions of up to 8 percent of the value of an account pursuant to a Systematic Withdrawal Plan. Finally, CDSCs on Class A and Class B share redemptions will be refunded in certain circumstances if the proceeds are reinvested in the shares of our Funds within six months.

You should consult with your representative or read our Shareholder Manual to determine whether you qualify for these discounts or waivers. The Shareholder Manual, which is part of the Statement of Additional Information, is available free of charge, upon request, from the Fund's transfer agent (see back cover). It is also available on our website, www.firstinvestors.com, under the heading "Investor Information", and by clicking on "Shareholder Manual". Our website also provides a direct link to the pages of the Shareholder Manual that discuss sales charges, discounts and waivers under the heading "Investor Information", and by clicking on "Sales Charges, Discounts and Waivers - Choosing Between Share Classes".

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at Raritan Plaza 1, Edison, N.J. 08837.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank account. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order (less any applicable CDSC), as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $25 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

For your protection, we will not process a written redemption request for an account without a signature guarantee if (1) the amount of the redemption is over $50,000, (2) the redemption is to be made payable to any person other than the registered owner(s) or any entity other than a major financial institution for the benefit of the registered owner(s), (3) the redemption proceeds are to be sent to an address other than the address of record, a pre-authorized bank account, or a major financial institution on the registered owner(s) behalf, (4) the redemption is to the address of record and the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed), or (5) we conclude that other circumstances warrant obtaining a signature guarantee. We may also require documentary proof of authority for redemptions from certain types of accounts, such as partnership accounts, corporate accounts, and retirement accounts.

Similarly, for your protection, we will not accept a telephone redemption request if (1) the amount of the redemption is over $50,000, (2) the amount of the redemption, combined with all other telephone redemptions within the previous 30 days, exceeds $100,000 for any one Fund account, (3) the redemption is to be made payable to any person other than the registered owners of the account, (4) the redemption is to be electronically transferred to any bank account other than a pre-authorized bank account, (5) the redemption proceeds are to be mailed to any address other than the address of record, or (6) the redemption is to the address of record and the address of record has been changed within the prior sixty (60) days and we have not received a signature guaranteed request signed by all of the owners of the account. In such circumstances, you will have to provide us with a written redemption request.

For additional information on our redemption and signature guarantee policies, see our Shareholder Manual, call your representative, or call ADM at 1-800-423-4026.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (e.g., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Fund will declare daily, and pay monthly, dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Fund does not expect to realize any long-term capital gains.

Dividends and other distributions declared on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and other distributions in additional Fund shares in accordance with our "Returned Mail" policy, as described in our Shareholder Manual. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

For individual shareholders, income dividends paid by the Fund should generally be exempt from federal income taxes, including the AMT. However, the Fund reserves the right to buy securities that may produce taxable income to shareholders.

Distributions by the Fund of interest income from taxable obligations (if any) and short-term capital gains (if any) are taxed to you as ordinary income. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. You are responsible for any tax liabilities generated by your transactions. If the Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including systematic investment programs, automatic payroll investment programs and telephone privileges. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain upon request free of charge. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. The following tables set forth the per share data for each fiscal year ended December 31, except as otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

PER SHARE DATA


             NET ASSET    INCOME FROM                                      LESS DISTRIBUTIONS
             VALUE AT     INVESTMENT OPERATIONS                            FROM
             BEGINNING
             OF PERIOD    Net           Net Realized     Total from        Net           Net Realized    Total
                          Investment    and              Investment        Investment    Gain            Distributions
                          Income        Unrealized       Operations        Income
                                        Gain (Loss)
                                        on Investments

CLASS A



2000          $1.00        $.034       $  __               $.034           $.034         $  __          $.034
2001           1.00         .022          __                .022            .022            __           .022
2002           1.00         .008          __                .008            .008            __           .008
2003           1.00         .003          __                .003            .003            __           .003
2004           1.00         .001          __                .001            .001            __           .001

CLASS B



2000          $1.00        $.026       $  __               $.026           $.026         $  __           $.026
2001           1.00         .014          __                .014            .014            __            .014
2002           1.00         .001          __                .001            .001            __            .001
2003           1.00           __          __                  __              __            __              __
2004           1.00           __          __                  __              __            __              __

-----------------------------------------------------------------------------------------------------------------------

*   CALCULATED WITHOUT SALES CHARGES.

+   NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER AND/OR THE TRANSFER
    AGENT.

-----------------------------------------------------------------------------------------------------------------------

              TOTAL        RATIOS/SUPPLEMENTAL DATA
              RETURN

 NET          TOTAL        NET        RATIO TO AVERAGE          RATIO TO AVERAGE          PORTFOLIO
 ASSET        RETURN*      ASSETS     NET ASSETS +              NET ASSETS                TURNOVER
 VALUE AT     (%)          AT                                   BEFORE EXPENSES           RATE(%)
 END OF                    END OF     Expenses   Net            WAIVED OR
 PERIOD                    PERIOD     (%)        Investment     ASSUMED
                           (IN                   Income (%)
                           THOU-                                Expenses     Net(%)
                           SANDS)                               (%)          Investment
                                                                             Income
                                                                             (Loss) (%)
CLASS A

  $1.00      3.43       $17,553        .80         3.38         1.09         3.09             N/A
   1.00      2.17        20,185        .80         2.10          .88         2.02             N/A
   1.00       .81        18,409        .80          .81          .92          .69             N/A
   1.00       .34        16,902        .75          .35         1.11         (.01)            N/A
   1.00       .51        13,985        .70          .49         1.24         (.05)            N/A

CLASS B



  $1.00      2.66          $140       1.55         2.63         1.84         2.34             N/A
   1.00      1.41            30       1.55         1.35         1.63         1.27             N/A
   1.00       .12            64       1.48          .13         1.60          .01             N/A
   1.00        __            64       1.10            __        1.46         (.36)            N/A
   1.00        __            23       1.19            __        1.73         (.54)            N/A
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

[FIRST INVESTORS LOGO]


TAX-EXEMPT MONEY MARKET FUND

For more information about the Fund, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

These Reports include the portfolio holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

To obtain free copies of the Reports, the SAI and the Shareholder Manual, or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
RARITAN PLAZA 1
EDISON, NEW JERSEY 08837
TELEPHONE:  1-800-423-4026

To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including the Reports, the SAI and the Shareholder Manual) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO.  811-3690)